EXHIBIT [24]

VIACOM INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 18th day of March 2003.

/s/ GEORGE S. ABRAMS George S. Abrams

VIACOM INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of March 2003.

/s/ DAVID R. ANDELMAN David R. Andelman

VIACOM INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 19th day of March 2003.

/s/ GEORGE H. CONRADES George H. Conrades

VIACOM INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 19th day of March 2003.

/s/ PHILIPPE P. DAUMAN Philippe P. Dauman

VIACOM INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 24th day of March 2003.

/s/ WILLIAM H. GRAY III William H. Gray III

VIACOM INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of March 2003.

/s/ JAN LESCHLY Jan Leschly

VIACOM INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 24th day of March 2003.

/s/ DAVID T. MCLAUGHLIN David T. McLaughlin

VIACOM INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of March 2003.

/s/ KEN MILLER Ken Miller

VIACOM INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 24th day of March 2003.

/s/ LESLIE MOONVES Leslie Moonves

VIACOM INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 24th day of March 2003.

/s/ BRENT D. REDSTONE Brent D. Redstone

VIACOM INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be her true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 25th day of March 2003.

/s/ SHARI REDSTONE Shari Redstone

VIACOM INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 24th day of March 2003.

/s/ FREDERIC V. SALERNO Frederic V. Salerno

VIACOM INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 19th day of March 2003.

/s/ WILLIAM SCHWARTZ William Schwartz

VIACOM INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 17th day of March 2003.

/s/ IVAN SEIDENBERG Ivan Seidenberg

VIACOM INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be her true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of March 2003.

/s/ PATTY STONESIFER Patty Stonesifer

VIACOM INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 17th day of March 2003.

/s/ ROBERT D. WALTER Robert D. Walter